Investor Presentation

2018Y

PRIME MERIDIAN

HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Contents

Updated 1/31/2019

Company Profile

Headquarters	Tallahassee, FL*
Year Established	2008
Total Assets	$401.7 Million
Shareholders' Equity	$50.8 Million
Market Capitalization	$57.7 Million
Institutional Ownership	Less than 25%
Shares Outstanding	3,138,945
Trading Exchange	OTCQX: PMHG
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com



Marianna
Chattahoochee
Quitman
Tallahassee
Crawfordville
Callaway
Perry
Apalachicola
Alabama
Georgia
Florida
Gulf of Mexico

OFFICES BY COUNTY
Leon (2)
Wakulla (1)

*State Capital of Florida

Data as of 12/31/2018

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	**Vice Chairman, President and Chief Executive Officer** Age: 49 | 22 years banking experience
R. Randy Guemple	**Executive Vice President and Chief Financial Officer** Age: 67 | 41 years banking and CPA experience
Chris L. Jensen, Jr.	**Executive Vice President and Chief Lending Officer** Age: 62 | 40 years banking experience
Susan Payne Turner	**Executive Vice President and Chief Risk Officer** Age: 52 | 37 years banking experience

Personnel Profile

✓ **Employees, Management and Director Ownership (%)**	21.3
✓ **Prime Meridian Bank Employees Who Own PMHG (%)**	45.7
✓ **Average Age**	
▪ Entire Team[1]	40.8
▪ EVP	57.5
▪ SVP	50.2
▪ VP	47.4
▪ All Officers	47.2


PRIME
MERIDIAN
BANK

(1) 79 Full-Time Equivalents (FTEs)

Updated as of 12/31/2018

MSA Profile

Tallahassee Metropolitan Statistical Area (MSA)

- ✓ **Leon, Gadsden, Wakulla and Jefferson counties**
- ✓ **Includes Florida's Capital**
- ✓ **Education hub with highly-educated population:**
  - Florida State University (FSU)
  - Florida A&M University (FAMU)
  - Tallahassee Community College (TCC)
- ✓ **2 Major Hospitals**
- ✓ **National High Magnetic Field Lab (FSU)**



Summary Results | 2018Y

- ✓ The Company reported record net earnings for the quarter and year ended December 31, 2018, led by organic loan growth, higher transactional volume for debit cards, and a lower corporate tax rate.
- ✓ Surpassed $400 million in assets with a year-over-year increase in net income of 43.5%, inclusive of the beneficial effect of the 2017 tax reduction legislation.
- ✓ In 2018 Prime Meridian Bank consistently ranked third among financial service providers in Leon County, both in terms of mortgage dollar volume and the number of mortgage loan originations.

Summary Results | 2018Y

- ✓ October's Hurricane Michael was a significant event in Florida. Fortunately, the Bank's staff was mostly unaffected and its offices were not damaged. Some of our financed properties in the Panhandle region, however, did sustain damage though not resulting in material financial effects to the Bank.
- ✓ In the fourth quarter, the Bank set up and began testing Certificate of Deposit Account Registry Service (CDARS) and Insured Cash Sweep (ICS) accounts – two deposit tools which allow our large depositors access to multi-million-dollar FDIC insurance. These tools are intended to enhance an already strong deposit base for the Bank.
- ✓ On November 20, 2018, Prime Meridian Bank filed application with -- and subsequently received approval from -- the FDIC to establish a full-service branch in Lakeland, Florida at 3340 South Florida Avenue.

Asset Quality

✓ Prime Meridian Bank has maintained exceptionally strong asset quality.



NPAs/Total Assets (%)
NPA = Nonperforming Assets Excluding Restructured
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Prime Meridian Bank
Southeast Peers*
0.00
0.08
0.06
0.27
0.04
0.09
0.54
Southeast Peers
2013
2014
2015
2016
2017
2018Y
2018Q3 Southeast Peer Median

*Southeast Region – Peer Group of 60 Publicly-Traded Banks $300 - $750 Million in Assets in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV.

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Increasing Franchise Value


Total Assets
($ in millions)
CAGR – 14.3%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
206
210
244
304
347
402
2013
2014
2015
2016
2017
2018


Gross Loans
($ in millions)
CAGR – 19.0%
$350
$300
$250
$200
$150
$100
$50
$0
123
156
192
225
253
293
2013
2014
2015
2016
2017
2018


Total Deposits
($ in millions)
CAGR – 13.8%
$400
$350
$300
$250
$200
$150
$100
$50
$0
183
184
218
275
298
349
2013
2014
2015
2016
2017
2018


Cost of Funds (%)
1.0
0.5
0.0
0.42
0.35
0.35
0.33
0.41
0.70
2013
2014
2015
2016
2017
2018

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Shareholder Value


Total Equity
($ in millions)
CAGR – 25.4%
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
16.4
22.9
24.9
27.1
47.0
50.8
2013
2014
2015
2016
2017
2018


Net Income
($ in thousands)
CAGR – 28.6%
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1,149
1,006
1,704
2,220
2,817
4,042
2013
2014
2015
2016
2017
2018


Tangible Book Value
Per Share ($)
CAGR – 8.2%
$17.5
$16.0
$14.5
$13.0
$11.5
$10.0
$8.5
$7.0
10.92
11.78
12.62
13.51
15.06
16.19
2013
2014
2015
2016
2017
2018


Earnings Per Share ($)
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
0.77
0.59
0.88
1.12
1.04
1.29
2013
2014
2015
2016
2017
2018

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, and $18.0 million in our stock offering concluded May 15, 2017. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Loan Portfolio

- ✓ Total net loans of **$290.1** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 18% of total loans.


Commercial
18%
Consumer and Other
2%
Commercial Real Estate
28%
Construction
11%
Loan Composition
as of 12/31/18
Residential Real Estate and HELOC
41%

Loans ($ in thousands)

Real estate mortgage loans		
Commercial Real Estate (CRE)	$	82,494
Residential Real Estate and HELOC		121,454
Construction		31,601
Total Real Estate Mortgage		235,549
Commercial		51,018
Consumer and Other		6,747
Total Loans		293,314
Deferred Loan Costs, Net		460
Less: ALLL		(3,661)
Loans, Net	**$**	**290,113**


$300,000
$250,000
$200,000
250,259
26,630
6,991
4,788
2,929
-489
-995
290,113
2018 Loan
Portfolio Change
($ in thousands)
2017Y
Residential/
HELOC
Commercial
Construction
CRE
Deferred
Costs
Less ALLL
Consumer
2018Y

Source: internal company documents as of 12/31/18.

Residential Loan Portfolio

Residential Loans ($ in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	70,780
1-4 Non-Owner-Occupied		32,805
Multifamily		17,869
Total	**$**	**121,454**


Multifamily
15%
1-4 Owner-Occupied & HELOC
58%
1-4 Non-Owner-Occupied
27%
Residential Loan Composition
as of 12/31/18

Source: internal company documents as of 12/31/18.

Portfolio Risk Management

- ✓ Nonperforming Loans to Total Loans Ratio of 0.12%
- ✓ Nonperforming Commercial Real Estate (CRE) loan balances total $0 as of 12/31/18
- ✓ NCO(1) / Average Loans: 0.02% charge-offs in 2018
- ✓ NCO(1) (since inception in 2008) total $963,000

(1) Net Charge Offs: Charge Offs less recoveries (Loan and Deposit)

CRE Commitments

As of 12/31/18 ($ in thousands)

Total Risk Based Capital - Bank	$	**41,466**
Total Loan Portfolio	$	**293,314**

Commercial Real Estate Loans		Funded		Committed	Committed as % of Capital	Funded % of Portfolio
Construction, Land Development, and Other	$	30,768	$	43,944	105.98 %	10.47 %
Multifamily		17,869		18,112	43.68 %	6.08 %
Nonfarm Nonresidential		80,282		82,037	197.84 %	27.33 %
Less: Improved Owner-Occupied CRE		(41,022)		(41,961)	(101.19) %	(13.97) %
Total - Bank	**$**	**87,897**	**$**	**102,132**	**246.31 %**	**29.91 %**
Total - Consolidated	**$**	**87,897**	**$**	**102,132**	**185.57 %**	**29.91 %**

Source: internal company documents as of 12/31/18.

Funding Overview

- ✓ Prime Meridian Bank's deposit franchise is comprised of **22.95%** noninterest-bearing deposits.
- ✓ Prime Meridian Bank continues to outperform regional peers with low cost of funds year-to-date of **0.70%**, a key driver of franchise value.

Deposits ($ in thousands)

Deposit Types		
Noninterest-Bearing	$	80,097
Money Market Accounts		171,219
NOW		47,229
Savings		9,226
Time Deposits		41,296
Total	**$**	**349,067**



Deposit Composition
as of 12/31/18
Time Deposits 12%
Noninterest Bearing 23%
Money Market Accounts 49%
NOW 13%
Savings 3%

Source: internal company documents as of 12/31/18.

Deposit Market Share

- ✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 10.88% with a five-year compounded growth rate of 12.97%
- ✓ The Bank's Crawfordville office (Wakulla County) has grown to over $50MM[(1)] since opening in 2015

Total Deposit Rank 2018	Parent Company Name	Parent City	Parent State	Total Active Branches 2017	Total Deposits 2017 ($000)	Total Deposit Market Share 2017 (%)	Total Active Branches 2018	Total Deposits 2018 ($000)	Total Deposit Market Share 2018 (%)	Year Over Year Deposit Growth 2018 (%)	5-Year Deposit CAGR 2018 (%)
Leon, FL											
1	Wells Fargo Bank NA	Sioux Falls	SD	7	1,198,411	17.05	7	1,219,090	17.49	1.73	15.61
2	SunTrust Bank	Atlanta	GA	8	1,268,623	18.05	7	1,204,758	17.28	(5.03)	7.92
3	Capital City Bank	Tallahassee	FL	16	895,909	12.75	16	947,643	13.59	5.77	5.16
4	Bank of America NA	Charlotte	NC	7	829,653	11.81	7	888,164	12.74	7.05	12.65
5	Branch Banking and Trust Co.	Winston-Salem	NC	3	860,755	12.25	3	497,492	7.14	(42.20)	13.74
6	Regions Bank	Birmingham	AL	5	307,931	4.38	5	437,556	6.28	42.10	13.64
7	First A National Banking Association	Hattiesburg	MS	9	377,819	5.38	9	380,626	5.46	0.74	2.31
8	Synovus Bank	Columbus	GA	4	280,922	4.00	4	327,568	4.70	16.60	6.37
9	Hancock Whitney Bank	Gulfport	MS	3	278,970	3.97	3	319,247	4.58	14.44	9.28
10	**Prime Meridian Bank**	**Tallahassee**	**FL**	**2**	**269,178**	**3.83**	**2**	**298,458**	**4.28**	**10.88**	**12.97**
	Market Total			***74***	***7,027,059***	***100.00***	***74***	***6,970,724***	***100.00***	***(0.80)***	***8.81***
Wakulla, FL											
1	Centennial Bank	Conway	AR	1	96,367	42.29	1	267,593	65.20	177.68	18.23
2	Ameris Bank	Moultrie	GA	1	60,068	26.36	1	58,797	14.33	(2.12)	(1.22)
3	**Prime Meridian Bank**	**Tallahassee**	**FL**	**1**	**37,875**	**16.62**	**1**	**47,518**	**11.58**	**25.46**	**-**
4	Capital City Bank	Tallahassee	FL	1	33,537	14.72	1	36,482	8.89	8.78	5.32
	Market Total			***4***	***227,847***	***100.00***	***4***	***410,390***	***100.00***	***80.12***	***14.72***

Source: S&P Global. Analysis current as of 6/30/18. Note: Market share analysis excludes non-retail deposits.

Prime Meridian Bank Deposits – Leon County (12/31/18) **$297.5 million**. *Prime Meridian Bank Deposits – Wakulla County (12/31/18) **$51.6 million**.

(1) Per PMB internal document for branch deposits as of 12/31/18.

Investment Considerations

Strong Growth Potential

- ✓ Through 2024, Tallahassee MSA is projected to experience significant population and household income growth of 4.5% and 12.4%, respectively[1]
- ✓ Attractive growth opportunities in North Florida, Central Florida, South Alabama and South Georgia markets
- ✓ Build-out of existing market franchise
  - Strong infrastructure can support a much larger institution
  - Scalable employee base helps facilitate increased market share

(1) Nielsen. Demographic data is provided by Nielsen based primarily on US Census data. For non-census year data, Nielsen uses samples and projections to estimate the demographic data. S&P Global Market Intelligence performs calculations on the underlying data provided by Nielsen for some of the data presented.

Investment Considerations

Economic Hub of Northern Florida

- ✓ Seven robust industry factors
  - Education
  - Aviation, aerospace, defense and national security
  - Health sciences, medical education, training and research, and sports medicine
  - Information technology
  - Research and engineering
  - Renewable energy and environment
  - Transportation and logistics
- ✓ Strong local lending relationships and local decision-making allow Prime Meridian Bank to build market share.
- ✓ Experienced team of 79 employees* continue to ensure a high level of client service and a "deep bench" for future growth.

*As of 12/31/2018

Investment Considerations

High-performing Company with Strong Balance Sheet and Excellent Asset Quality

- ✓ Year ended December 31, 2018 ROAA[1] and ROAE[2] of 1.07% and 8.43% respectively

Strong Bank Level Capital Ratios

✓ Tier 1 Leverage	9.28%
✓ Tier 1 Risk-Based Capital Ratio	12.90%
✓ Total Risk-Based Capital Ratio	14.15%

(1) ROAA = Return on Average Assets

(2) ROAE = Return on Average Equity

Note: All data as of 12/31/18

Investment Considerations

Strong Core Funding

- ✓ CDs represent approximately 11.8% of deposit base
- ✓ No wholesale or other non-deposit funding
- ✓ Cost of Funds (YTD): 0.70%

Excellent Asset Quality

✓ NPAs[1] / Total Assets	0.09%
✓ Allowance for Loan Losses / Total Loans	1.25%
✓ NCOs[2] / Average Loans	0.02%
✓ NCOs[2] (since inception in 2008)	$ 963,000

(1) Nonperforming Assets

(2) Net Charge Offs: Charge Offs less recoveries in Percent and 000s (Loan and Deposit)

Note: All data as of 12/31/18

Company Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** *– level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** *– high level of service with courtesy and compassion* • ***Integrity*** *– doing the right thing because it's the right thing to do* • ***Tenacity*** *– culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** *– personally accepting full and ultimate responsibility as well as holding one another accountable.*

Company Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
MEMBER FDIC
Let's think of a few good reasons why it CAN be done!®

Company Culture

Ranked #19 on the OTCQX Best 50:
the top performing companies on the OTCQX
Best Market based on 2017 total return and growth in
average daily dollar volume

5 Star Rating

(35 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm)

Annually since 2015

Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned
businesses as recognized by The Jim Moran Institute
For Global Entrepreneurship at FSU's College of Business,
the FSU Alumni Association and EY

Voted by readers of Tallahassee Magazine.

Appendix

Financial Highlights (unaudited)

($ in thousands except per share data)

	2018Q4	2018Q3	2018Q2	2018Q1	2017Q4
Per Share Data:					
Earnings per share - Basic	$ 0.40	$ 0.33	$ 0.32	$ 0.24	$ 0.21
Earnings per share - Diluted	$ 0.40	$ 0.33	$ 0.32	$ 0.24	$ 0.21
Book value per share	$ 16.19	$ 15.61	$ 15.33	$ 15.03	$ 15.06
Shares outstanding	3,138,945	3,128,671	3,125,233	3,122,769	3,118,977
Weighted-average basic shares outstanding	3,125,689	3,127,038	3,123,594	3,120,613	3,105,003
Weighted-average diluted shares outstanding	3,131,546	3,130,171	3,126,022	3,123,505	3,107,301
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.07 %	1.03 %	1.10 %	0.86 %	0.80 %
Return on average equity(1)	8.43	8.42	8.49	6.45	5.97
Average yield on earning assets	4.52	4.47	4.46	4.30	4.12
Net interest margin	3.75	3.78	3.89	3.83	3.70
Efficiency ratio(2)	59.45	62.26	60.14	64.72	61.66
Asset Quality Data:					
Nonaccrual loans	$ 342	$ 179	$ 90	$ 369	$ 134
Total nonperforming assets	342	179	90	369	134
Nonpeforming assets/total assets	0.09 %	0.04 %	0.02 %	0.10 %	0.04 %
Capital Ratios:					
Total Tangible Common Equity / Total Assets (Company)	12.65 %	12.04 %	12.58 %	13.10 %	13.53 %
Tier 1 Leverage Capital Ratio (Bank)	9.28	9.21	9.68	9.69	9.48
Common Equity Tier I Capital Ratio (Bank)	12.90	12.40	12.28	12.38	12.80
Tier I Risk Based Capital Ratio (Bank)	12.90	12.40	12.28	12.38	12.80
Total Capital Ratio (Bank)	14.15	13.65	13.51	13.61	14.01

(1) ROAA and ROAE are annualized

(2) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

($ in thousands except per share data)

	2018Q4	2018Q3	2018Q2	2018Q1	2017Q4
Interest income:					
Loans	$ 3,854	$ 3,798	$ 3,543	$ 3,274	$ 3,091
Securities	280	276	287	288	274
Other	280	198	82	74	108
Total interest income	4,414	4,272	3,912	3,636	3,473
Interest Expense-					
Deposits	748	662	500	397	352
Total interest expense	748	662	500	397	352
Net interest income	3,666	3,610	3,412	3,239	3,121
Provision for loan losses	47	135	155	254	69
Net interest income after provision for loan losses	3,619	3,475	3,257	2,985	3,052
Noninterest income:					
Service charges and fees on deposit accounts	74	83	89	87	81
Mortgage banking revenue	108	124	105	110	119
Income from bank-owned life insurance	34	11	10	11	11
Other income	128	120	110	102	93
Total noninterest income	344	338	314	310	304
Noninterest expense:					
Salaries and employee benefits	1,319	1,341	1,218	1,228	1,129
Occupancy and equipment	234	237	226	235	220
Professional fees	107	86	97	84	85
Marketing	144	193	133	207	134
FDIC/State Assessment	51	38	38	36	35
Software maintenance, amortization and other	160	167	159	148	141
Other	369	396	370	359	368
Total noninterest expense	2,384	2,458	2,241	2,297	2,112
Earnings before income taxes	1,579	1,355	1,330	998	1,244
Income taxes	311	337	328	244	550
Net earnings	$ 1,268	$ 1,018	$ 1,002	$ 754	$ 694
Basic earnings per share	$ 0.40	$ 0.33	$ 0.32	$ 0.24	$ 0.21
Diluted earnings per share	$ 0.40	$ 0.33	$ 0.32	$ 0.24	$ 0.21

Condensed Consolidated Balance Sheets

($ in thousands)

	December 31, 2018 Unaudited)	September 30, 2018 (Unaudited)	June 30, 2018 (Unaudited)	March 31, 2018 (Unaudited)	December 31, 2017 (Audited)
Assets					
Cash & cash equivalents	$ 48,038	$ 56,775	$ 32,429	$ 22,175	$ 32,397
Securities available for sale	45,384	44,359	46,657	48,014	49,809
Loans, held for sale	4,767	6,782	7,321	6,394	5,880
Loans, net	290,113	289,022	285,473	272,611	250,259
Federal Home Loan Bank stock	355	355	355	355	316
Premises & equipment, net	4,656	4,699	4,828	4,936	4,872
Accrued interest receivable	1,034	1,028	1,027	985	978
Bank-owned life insurance	6,323	1,789	1,778	1,768	1,757
Other assets	1,032	1,149	1,137	1,060	912
Total Assets	$ 401,702	$ 405,958	$ 381,005	$ 358,298	$ 347,180
Liabilities and Stockholders' Equity					
Noninterest-bearing demand deposits	$ 80,097	$ 83,296	$ 76,564	$ 73,736	$ 76,216
Savings, NOW and money-market deposits	227,674	230,817	220,363	212,153	200,027
Time deposits	41,296	41,133	34,896	23,393	22,054
Total Deposits	349,067	355,246	331,823	309,282	298,297
Official checks	837	865	602	1,368	1,146
Other liabilities	978	984	644	708	764
Total Liabilities	350,882	357,095	333,069	311,358	300,207
Total Stockholders' Equity	50,820	48,863	47,936	46,940	46,973
Total Liabilities and Stockholders' Equity	$ 401,702	$ 405,958	$ 381,005	$ 358,298	$ 347,180